THE LOUDEYE UK

COMPANY SHARE OPTION PLAN 2005

Under the powers granted to the Committee in Article 12 of the Loudeye Corp. 2005 Share Option Plan, (the “Plan”) the Committee has adopted this Loudeye UK Company Share Option 2005 Sub Plan (the “UK Plan”) as an appendix to and a sub plan of the Plan.

The UK Plan has been adopted to govern certain Options granted under the Plan for the benefit of the Eligible Employees (as defined in this UK Plan).

The rules set out in the UK Plan do not provide for any rights that are more beneficial than the rights that may be granted under the Plan; and are more restrictive than the rules set out in the Plan, in order for Options granted to Eligible Employees to comply with the requirements of Schedule 4 (as defined in Clause 1).

Options granted to Eligible Employees are granted under and in terms of the Plan but the rules governing the Options are set out in the UK Plan. Except as expressly provided in the UK Plan and to the extent necessary to comply with Schedule 4, the UK Plan shall be interpreted in accordance with the Plan.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Wherever the following terms are used in this UK Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

“Award Agreement”	means any written agreement, contract, or
other instrument or document evidencing an
award (including through an electronic medium)
which shall contain such terms and conditions
with respect to an Option as the Committee
shall determine, consistent with the UK Plan

“Board”	means the Board of Directors of the Company from time to time

“Code”	means the US Internal Revenue Code of 1986, as amended

“Committee”	means the committee of the Board described in Article 12 of the Plan

“Common Stock”	means the common stock of the Company, par value $0.001 per share

“Company”	means Loudeye Corp.

“Control”	has the meaning given in section 840 of the Income and Corporation Taxes Act 1988

“Corporate Transaction”	means and includes each of the following:

(a) a transaction or series of transactions
(other than a merger or consolidation) whereby
any “person” or related “group” of “persons”
(as such terms are used in Sections 13(d) and
14(d)(2) of the Exchange Act) (other than the
Company, any of its subsidiaries, an employee
benefit plan maintained by the Company or any
of its subsidiaries or a “person” that, prior
to such transaction, directly or indirectly
controls, is controlled by, or is under common
control with, the Company) directly or
indirectly acquires beneficial ownership
(within the meaning of Rule 13d-3 under the
Exchange Act) of securities of the Company
possessing more than 50% of the total combined
voting power of the Company’s securities
outstanding immediately after such
acquisition; or
(b) during any period of two consecutive
years, individuals who, at the beginning of
such period, constitute the Board together
with any new Director(s) (other than a
Director designated by a person who shall have
entered into an agreement with the Company to
effect a transaction described in paragraph
(a) or (c) (of this definition)) whose
election by the Board or nomination for
election by the Company’s stockholders was
approved by a vote of at least two-thirds of
the Directors then still in office who either
were Directors at the beginning of the two
year period or whose election or nomination
for election was previously so approved, cease
for any reason to constitute a majority
thereof; or
(c) the consummation by the Company (whether
directly involving the Company or indirectly
involving the Company through one or more
intermediaries) of (x) a merger,
consolidation, reorganization, or business
combination or (y) a sale or other disposition
of all or substantially all of the Company’s
assets in any single transaction or series of
related transactions or (z) the acquisition of
assets or stock of another entity, in each
case other than a transaction:

(i) which results in the Company’s voting
securities outstanding immediately before the
transaction continuing to represent (either by
remaining outstanding or by being converted
into voting securities of the Company or the
person that, as a result of the transaction,
controls, directly or indirectly, the Company
or owns, directly or indirectly, all or
substantially all of the Company’s assets or
otherwise succeeds to the business of the
Company (the Company or such person, the
“Successor Entity”)) directly or indirectly,
at least a majority of the combined voting
power of the Successor Entity’s outstanding
voting securities immediately after the
transaction; and
(ii) after which no person or group
beneficially owns voting securities
representing 50% or more of the combined
voting power of the Successor Entity;
provided, however, that no person or group
shall be treated for the purposes of this
paragraph (c)(ii) as beneficially owning 50%
or more or the combined voting power of the
Successor Entity solely as a result of the
voting power held in the Company prior to the
consummation of the transaction; or

(d) the Company’s stockholders approve a liquidation or dissolution of the Company;

but the Committee shall have full and final
authority, which shall be exercised in its
discretion, to determine conclusively whether
a Corporate Transaction has occurred pursuant
to the above definition, and the date of the
occurrence of such Corporate Transaction and
any incidental matters relating thereto

“Date of Grant”	means the date upon which an Option is granted

“Director”	means a member of the Board from time to time

“Eligible Employee”	means:

(a) a director of On Demand Distribution
Limited or a Subsidiary of the Company who is
required to work for not less than 25 hours
per week (excluding meal breaks); or
(b) any other employee of On Demand
Distribution Limited or a Subsidiary of the
Company;

in either case, who is not otherwise excluded by part 3 of Schedule 4 from being eligible to receive options under a scheme approved by the Inland Revenue under Schedule 4

“Exchange Act”	means the US Securities Exchange Act of 1934, as amended

“Exercise Price”	means the price per Share payable on exercise of the Option (whether in whole or a part) determined in accordance with Clause 2.3

“Grantor”	means in relation to an Option, the Company or such other person that has granted that Option

“Key Features”	means those features of the UK Plan that are necessary for it to comply with, and be approved by the Inland Revenue under, the terms of Schedule 4

“ITEPA”	means the Income Tax (Earnings and Pensions Act) 2003

“Market Value”	means in relation to a Share on a given day:

(a) the closing price of a Share on the New
York Stock Exchange, for the immediately
preceding business day; or
(b) if Shares are not listed on the New York
Stock Exchange, the market value of a Share
determined in accordance with the provisions
of Part VIII of the Taxation of Chargeable
Gains Act 1992 and agreed for the purposes of
the UK Plan with the Inland Revenue Shares
Valuation on or before that date

“Option”	means a right to acquire Shares granted under the Plan but in accordance with and subject to the rules of the UK Plan

“Option Limit”	means the maximum number of Shares that may be acquired under an Option, as determined in accordance with Clause 3

“Performance Criteria”	has the meaning assigned to it in the Plan

“Participant”	means a person who has been granted an Option

“Schedule 4”	means schedule 4 to ITEPA

“Share”	means a share in the Common Stock which on both the Date of Grant and date of exercise of the Option satisfies the conditions for being an “eligible share” in terms of part 4 of Schedule 4

“Subsidiary”	means a “subsidiary corporation” whether now or hereafter existing as defined in Section 424(f) of the Code

“Tax Liability”	means all and any liability for any income tax or employer’s and employee’s National Insurance contributions in respect of the exercise of the Option

“Termination Date”	means the date on which the Participant ceases
to be an employee or director (if not also an
employee) of On Demand Distribution Limited or
a Subsidiary of the Company (including upon
the death of the Participant)

1.2	Interpretation

Save to the extent that the context or the express provisions of this UK Plan require otherwise, in this UK Plan:

(a)	any reference to a clause is to the relevant clause of or to this UK Plan unless otherwise specified;

(b)	any reference to any legislation shall include any consolidation, modification, extension, amendment or re-enactment and to any subordinate legislation made under it for the time being in force;

(c)	references to a “person” includes any individual, firm, company, corporation, body corporate, government, state or agency of state, trust or foundation, or any association, partnership or unincorporated body (whether or not having separate legal personality) of two or more of the foregoing;

(d)	words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

(e)	any phrase introduced by the words “including”, “include”, “in particular” or any similar expression shall be construed as illustrative only and shall not be construed as limiting the generality of any preceding words;

(f)	the words “other” and “otherwise” shall not be construed eiusdem generis with any foregoing words where a wider construction in possible; and

(g)	with respect to Options granted otherwise than by the Company, references to any approval, determination or nomination made, or discretion exercised, by the Grantor shall be construed to mean an approval, determination or nomination made, or exercise of discretion, by the Grantor acting upon the recommendation and with the consent of the Board.

1.3	Headings

The table of contents and the headings in this Scheme are included for convenience only and shall be ignore in construing this Scheme.

2.	GRANT OF OPTIONS

2.1	Grant

(a)	The Committee may, in its absolute discretion, from time to time grant Options to Eligible Employees.

(b)	No Option shall be granted without the prior recommendation or approval of the Committee and no person is entitled as of right to participate in this UK Plan.

(c)	The Committee may adopt any procedure for granting or procuring the grant of Options.

(d)	The Committee shall, at its discretion, determine the terms of the Option (and may attach restrictions or conditions to the Option) and, subject to the Option Limit, the number of Shares in respect of which the Option is granted.

(e)	Only Eligible Employees can be granted an Option.

2.2	Option Vesting

(a)	The period over which the right to exercise an Option vests shall be determined by the Committee and set out in the Award Agreement. The Committee may determine that the Option may not be exercised in whole or part for a specified period after it is granted or until certain Performance Criteria are met.

(b)	The Committee may, at its absolute discretion, at any time and to any extent accelerate the vesting of an Option.

(c)	The period over which the right to exercise an Option vests may accelerate pursuant to Article 11.2 of the Plan if the circumstances set out in Clause 5.6 occur.

(d)	Notwithstanding that the right to exercise the Option may have partly or fully vested, the Option cannot be exercised unless the conditions in Clause 4 have been met.

(e)	No portion of an Option which has not vested on the Termination Date shall thereafter become exercisable, unless the Committee determines otherwise, at its sole discretion.

2.3	Exercise Price

The Exercise Price shall be set by the Committee, provided that the Exercise Price shall not be less than the Market Value at the Date of Grant (subject to the terms of Clause 11).

2.4	Award Agreement

Each Option shall be evidenced by an Award Agreement. The Award Agreement shall contain such terms and conditions as may be necessary to meet the requirements set out in Schedule 4. No Option will be granted unless the Eligible Employee enters into the Award Agreement. The Award Agreement will be in a form determined by the Committee and will specify:

(a)	the Date of Grant;

(b)	the Exercise Price;

(c)	the number of Shares in respect of which the Option is granted;

(d)	the earliest date on which the Option may be exercised; and

(e)	the Performance Criteria and/or other conditions that must be satisfied before the Option can be exercised.

2.5	Cost of Grant

In consideration of the granting of an Option, the Participant shall agree, in the Award Agreement to pay to the Company the sum of £1.

2.6	Performance Criteria.

If the exercise of an Option is conditional upon the satisfaction of Performance Criteria, the Performance Criteria will be set out in the Award Agreement. After an Option has been granted, the Committee may amend its Performance Criteria if the amendment:

(a)	is required as a result of a change of circumstances and is fair and reasonable; and

(b)	will result in Performance Criteria that afford a more effective incentive to the Participant and are no more difficult to satisfy than before the amendment.

3.	OPTION LIMIT

3.1	Number of Shares

(a)	The number of Shares in respect of which an Option is granted to an Eligible Employee shall be limited, and the Option shall take effect, so that the aggregate Market Value of Shares which may be acquired upon the exercise of that Option, when added to:

(i)	the aggregate Market Value of Shares in respect of which Options have previously been granted (and have not then been exercised nor ceased to be exercisable); and

(ii)	the aggregate Market Value of Shares in respect of which rights to acquire such Shares have been obtained by the Eligible Employee under any other share option plan approved in terms of ITEPA (not being a savings-related share option plan) which has been established by the Company or by any Subsidiary (and have not then been exercised nor ceased to be exercisable), shall not exceed, or further exceed £30,000.

(b)	For the purposes of Clause 3.1(a) and (b):-

(i)	the Market Value of any option (including an Option) will be determined on the date of grant of the particular option; and

(ii)	the £30,000 shall be converted into US dollars on the Date of Grant of the new Option being granted.

3.2	Relevant Date

For the purposes of this Clause 3.2, the Market Value of Shares shall be calculated as at the time the Option, or any other rights to acquire such Shares, were granted, or such earlier time as may have been agreed in writing with the board of the Inland Revenue.

3.3	Aggregate Limit

The aggregate number of shares that may be issued upon exercise of any Award granted under the Plan, including any sub plan to the Plan, shall not exceed 10,000,000 shares, subject to annual adjustments.

4.	EXERCISE OF OPTIONS

4.1	Restrictions on Exercise

The Option may not be exercised to any extent at any time when:

(a)	the Participant is precluded by section 9 of Schedule 4 from participating in the UK Plan; or

(b)	the Shares in respect of which the Option has been granted are no longer “eligible shares” in terms of part 4 of Schedule 4.

4.2	Exercise of Option

Subject to the other terms of Clause 4 and the Award Agreement, any Option which has not lapsed may be exercised to the extent vested.

4.3	Conditions attaching to exercise

The Committee may require, in its discretion, that the Option cannot be exercised unless and until the Participant enters into the election referred to in Clause 10.3.

4.4	Partial Exercise

If exercisable the Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Committee may require, in the Award Agreement, that a partial exercise be with respect to a minimum number of Shares.

4.5	Manner of Exercise

The Option shall be exercised only by the Participant delivering all of the following to the Secretary of the Company:

(a)	a written notice complying with the applicable rules established by the Committee from time to time stating the number of Shares in respect of which the Option is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option (in terms of Clause 7.1);

(b)	in the event that the Option shall be exercised pursuant to Clause 7.1 by any person other than the Participant, appropriate proof of the right of that person to exercise the Option;

(c)	full cash payment of the Exercise Price for all Shares in respect of which the Option is exercised unless the Committee determines another method of payment pursuant to Article 11 of the Plan;

(d)	full payment in cash, or deduction from other compensation payable to the Participant, of any sums required in respect of any Tax Liability; and

(e)	an election in the terms described in Clause 10.3.

5.	CHANGE OF CONTROL

5.1	Exchange of Options on a Company Reorganisation

If any company (the “Acquiring Company”):-

(a)	obtains Control of the Company as a result of making a general offer to:

(i)	acquire the whole of the issued shares of common stock of the Company which is made on a condition that, if it is satisfied the Acquiring Company will have Control of the Company; or

(ii)	acquire all the shares of common stock in the Company which are of the same class as the Shares; or

(b)	obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under section 425 of the Companies Act 1985, or sanctioned under any other similar law of another jurisdiction; or

(c)	becomes bound or entitled under sections 428 to 430(f) of the Companies Act 1985 (or similar law of another jurisdiction) to acquire shares of stock of the same class as the Shares;

a Participant may at any time within the Appropriate Period (as defined in Clause 5.4) with the agreement of the Acquiring Company, release his rights under his Option (for the purposes of this Clause, the “Old Option”) in consideration of the grant to him of new rights (the “New Option”) which are equivalent to his rights under the Old Option but which relate to shares in the Acquiring Company and satisfy the requirements of Clause 5.3.

5.2	Treatment as a replacement option

If the Participant does release his rights under the Old Option in consideration of the grant to him of the New Option, then:-

(a)	the New Option shall be treated has having been granted on the date on which the Old Option was granted; and

(b)	with effect from the release of the rights under the Old Option, references in this UK Plan or other related documentation (including the Award Agreement) to the “Company” and “Shares” shall be construed respectively as if they were references to the “Acquiring Company” and to the applicable shares in the Acquiring Company.

5.3	Conditions to be met by New Options

The New Option must satisfy the following conditions:

(a)	it is over shares in the Acquiring Company or some other company falling within the definition of paragraph 27(2) of Schedule 4;

(b)	the shares over which the New Option is granted satisfy the conditions for being “eligible shares” in terms of part 4 of Schedule 4;

(c)	it is exercisable in the same manner as the Old Option and subject to the provisions of the UK Plan as the UK Plan had effect immediately before the release of the Old Option;

(d)	the total Market Value of the Shares subject to the Old Option immediately before the release of the Old Option must equal the total market value, immediately after the grant of the New Option, of the shares subject to the New Option; and

(e)	the total amount payable by the Participant for the acquisition of shares under the New Option must be equal to the total Exercise Price for all the Shares subject to the Old Option.

5.4	Appropriate Period

The Appropriate Period means:-

(a)	the period of six months beginning with the time when:-

(i)	where Control is obtained in the way set out in Clause 5.1(a) the Acquiring Company obtains Control of the Company and any conditions subject to which the offer is made have been met or waived;

(ii)	where Control is obtained in the way set out in Clause 5.1(b) the Court sanctions a compromise or arrangement; or

(b)	where Clause 5.1(c), within the period during which the Acquiring Company remains bound or entitled as mentioned within that Clause.

5.5	Lapse of Option

If the Acquiring Company does agree to grant a New Option but the Participant does not agree to release his rights under the Old Option in consideration of the grant to him of the New Option, then the Old Option shall lapse and cease to be exercisable at the end of the period within which the Participant could have accepted the invitation to release his rights under the Old Option in consideration for the grant of the New Option.

5.6	Non-Mandatory Treatment

(a)	The treatment of an Option as set out in Clause 5.1 to 5.5 shall not be the mandatory treatment of an Option in the event of a Corporate Transaction.

(b)	If:

(i)	a Corporate Transaction occurs but the circumstances set out in Clause 5.1(a), (b) or (c) are not met by the Corporate Transaction; or

(ii)	the Acquiring Company does not agree to grant a New Option pursuant to Clause 5.1;

then Article 11 of the Plan will apply to the Options.

6.	LAPSE

An Option shall lapse in accordance with the terms of the Award Agreement. Notwithstanding the terms of the Award Agreement, no Option or part of an Option shall remain exercisable after the earliest to occur of the following events:

(a)	at the end of the day immediately before the tenth anniversary of the Date of Grant;

(b)	where the Participant is an employee of On Demand Distribution Limited or a Subsidiary of the Company on death, the first anniversary of the Participant’s death;

(c)	90 days following the Participant ceasing to be an employee or director (if not also an employee) of On Demand Distribution Limited or a Subsidiary of the Company for any reason other than death;

(d)	on the occurrence of a Corporate Transaction, unless the Committee, in its sole discretion, determines that the Options shall be dealt with in accordance with the terms of the Plan;

(e)	on the Participant being adjudicated bankrupt;

(f)	the expiry of six months from the date on which the Eligible Employee ceases to be employed by On Demand Distribution Limited or a Subsidiary of the Company by reason of his employing company leaving the Group or the transfer or sale of the undertaking in which he is employed to a person not within the Group; or

(g)	the occurrence of circumstances under which the Option will lapse pursuant to the Plan.

7.	OPTION NOT ASSIGNABLE OR CHARGEABLE

7.1	No assignment or transfer

(a)	Neither the Option nor any rights under or interest in the Option can be sold, pledged, assigned, or transferred in any manner. Any purported sale, pledge, assignment, transfer or charge shall cause the Option to lapse immediately.

(b)	For a period of 12 months after the death of the Participant any exercisable portion of an Option may, subject to the terms of this UK Plan, be exercised by the Participant’s personal representatives.

7.2	No Charge

The Participant cannot make any Option nor the Shares the subject of any charge or security in any way.

8.	CONTRACT OF EMPLOYMENT

8.1	Relationship with contract of employment

(a)	The grant of any Option does not form part of a Participant’s entitlement to remuneration or benefits in terms of his employment with On Demand Distribution Limited, the Company or any Subsidiary.

(b)	The terms and conditions of employment of a Participant are not affected or changed in any way by the grant of the Option or the terms of this UK Plan.

8.2	Compensation

This UK Plan shall not afford the Participant any rights to compensation or damages including for any loss or potential loss that the Participant may suffer by reason of being unable to exercise the Option as a result of the termination of this UK Plan, lapse of the Option or the termination of the Participant’s office or employment with On Demand Distribution Limited or any Subsidiary, including where the termination is subsequently held to be wrongful or unfair.

9.	ALLOTMENT OR TRANSFER OF SHARES AND RESTRICTIONS

9.1	Rights of Stockholders

The Participant shall not be, nor have any rights or privileges of, a stockholder of the Company in respect of any Shares until the Shares have been allotted, issued or transferred to the Participant.

9.2	Allotment or Transfer of Shares

(a)	Within 30 days from when the Option is exercised that number of Shares specified in the Exercise Notice shall be issued, allotted or transferred to the Participant; and

(b)	as soon as reasonably practicable after the issuance, allotment or transfer of the Shares but subject to stamping of the relevant instruments of transfer, as appropriate, the Participant will be issued with a share certificate or other acknowledgement of shareholding.

9.3	Shares subject to Company’s constitutional and governing documents

(a)	The issue, allotment or transfer of any Shares shall be subject to the Certificate of Incorporation and the By-Laws of the Company in force from time to time and to any necessary consents of any authority under any enactment or regulations from time to time in force. It shall be the responsibility of the Participant to comply with any requirements to be fulfilled in order to obtain, or obviate the necessity of, such consent.

(b)	The Shares shall rank equally in all respects with the Company’s shares of stock of the same class in issue on the date of exercise with the exception of any rights attaching to any shares of stock of the Company prior to the date of issue, allotment or transfer of the Shares.

9.4	Alterations to Company’s constitutional and governing documents etc.

Nothing in this UK Plan shall be taken to impose any restriction or limitation on the exercise by the members of the Company of their rights to make alterations to the Certificate of Incorporation and the By-Laws of the Company or the shares in the capital of the Company.

10.	TAXATION

10.1	Liability for Tax

Any Tax Liability will be the responsibility of and borne by the Participant, or where the Participant has died, his personal representatives (the Participant and his personal representatives (where applicable) together in this Clause 10 referred to as the “Participant”).

10.2	Tax Indemnity

The Participant will indemnify and keep indemnified the Company, On Demand Distribution Limited and any other Subsidiary from and against any Tax Liability.

10.3	Election

The Participant shall, if required by the Committee, enter into an election with On Demand Distribution Limited (or another Subsidiary if appropriate) (in a form approved by the Committee and the Inland Revenue as provided for in paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) under which any liability to employer’s National Insurance contributions arising in respect of the issuance, vesting or exercise of the Option is transferred to and met by the Participant.

11.	CHANGES IN COMMON STOCK

(a)	The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorise any change of Control or Corporate Transaction, or any adjustment, re-capitalisation, re-organisation or other change in the Company’s capital structure or affecting the Company’s stock.

(b)	Subject to Clause 11(c), in the event that the Committee determines in its sole discretion that any variation in the Common Stock (for example by way of capitalization or rights issue, or sub-division, consolidation or reduction) affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available in respect of an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)	the aggregate number or amount of Shares subject to the Option; or

(ii)	the Exercise Price payable for each Share under the Option; or

(iii)	the description of the Shares which may be acquired under the Option.

(c)	The adjustments set out in Clause 11(b) may only be made if:

(i)	the aggregate amount payable on the exercise of an Option in full is not increased;

(ii)	the Exercise Price for a Share is not reduced below its nominal value;

(iii)	the Inland Revenue has given its prior approval to the adjustment; and

(iv)	following the adjustment the shares which may be acquired under the Option continue to be Shares.

12.	ADMINISTRATION

12.1	Incorporation of terms

The terms of Article 12 of the Plan shall apply to Options to the extent appropriate for Options governed by the UK Plan.

12.2	Exercise of Discretion

Where the Committee has the power to exercise its discretion in terms of the UK Plan, the discretion shall always be exercised fairly and reasonably.

12.3	Amendment, Suspension or Termination of the Plan

The Committee may from time to time amend the UK Plan and may terminate the UK Plan, provided that:

(a)	neither the termination of the UK Plan, nor any amendment to it may materially adversely affect a Participant as regards an Option granted to him before the termination or amendment being made, without the consent of the Participant;

(b)	no amendment may be made which would make the terms on which an Option is granted materially more generous or would breach the Option Limit; and

(c)	no amendment that affects any Key Features shall have effect unless and until approved by the Inland Revenue.

12.4	Conflict between the rules of the Plan and the rules of the UK Plan

The rules of the UK Plan are to be construed and interpreted in so far as possible in accordance with the Plan. If there is any conflict between the rules of the UK Plan and the rules of the Plan, then in respect of Options governed by the terms of the UK Plan, the terms of the UK Plan shall prevail.

13.	US SECURITIES LAW MATTERS

(a)	Except as hereinafter provided, the Committee may require a Participant, as a condition upon exercise of any Option, to execute and deliver to the Company a written statement, in a form satisfactory to the Committee, in which the Participant represents and warrants that Shares are being acquired for the Participant’s own account for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either:-

(i)	a Registration Statement on an appropriate form under the US Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being sold; or

(ii)	a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant may be required, prior to any offer of sale or sale of the Shares, to obtain a prior favourable written opinion of counsel, in form and substance satisfactory to the Committee, as to the application of such exemption thereto.

(b)	The restrictions set out in Clause 13(a) shall not apply to:-

(i)	issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current; or

(ii)	re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

(c)	All Eligible Employees agree to be bound by the terms and conditions of the Company Insider Trading Policy, as amended from time to time in the Company’s sole discretion.

14.	LEGENDS ON CERTIFICATES, LISTING OF SHARES AND RELATED MATTERS

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to this UK Plan and, if a transfer agent has been engaged, may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to:-

(a)	prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act; or

(b)	implement the provisions of this UK Plan and any agreement(s) between the Grantor and the Participant with respect to the Shares.

15.	GOVERNING LAW

This UK Plan shall be administered, interpreted and enforced under the internal laws of the State of Delaware except where those laws conflict with English law, in which case English law shall prevail.